SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Index Fund

Supplement Dated October 11, 2005
to the Class A Shares Prospectus Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus, and should be read in conjunction with such Prospectus.

Change in Sub-Adviser for Large Cap Index Fund

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Large Cap Index Fund. In the section entitled "Sub-Advisers and Portfolio Managers," under the sub-section "Large Cap Index Fund" the following paragraph is hereby added:

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02111, serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. Jim May, CFA, Lead Portfolio Manager, and Mike Feehily, CFA, backup Portfolio Manager, manage the portion of the Large Cap Index Fund's assets allocated to SSgA FM. Mr. May is a Principal of SSgA FM and a Senior Portfolio manager in SSgA FM's Global Structured Products Group. He also manages portfolios for SSgA FM's Developed Markets team and several other mutual funds. Mr. Feehily is a Principal of SSgA FM and the head of the U.S. Equity team within the Global Structured Products Group. He is responsible for overseeing the management of all U.S. equity index funds for SSgA FM.

There are no other changes to the Sub-Advisers of the Large Cap Index Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Index Fund

Supplement dated October 11, 2005
to the Statement of Additional Information ("SAI") Dated September 30, 2005

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Sub-Advisers for the Large Cap Index Fund

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Large Cap Index Fund. In the sub-section entitled "The Sub-Advisers" under the section entitled "The Adviser and Sub-Advisers," the paragraph relating to SSgA Funds Management, Inc. is hereby added.

SSgA FUNDS MANAGEMENT, INC. - SSgA Funds Management, Inc. ("SSgA FM") serves as a Sub-Adviser for a portion of the assets of the Large Cap Index Fund. SSgA FM, an affiliate of State Street Bank & Trust Co. and wholly-owned subsidiary of State Street Corporation ("SSC"), is an SEC registered investment adviser. State Street Bank and Trust Company, founded in 1792, is a wholly-owned subsidiary of SSC. SSC is a publicly traded bank holding company. State Street Global Advisors ("SSgA") was established in 1978 as the investment management division of State Street Bank and Trust Company. SSgA FM was formed and began managing assets in 2001.

In the sub-section entitled "Portfolio Management" under the section entitled "The Adviser and Sub-Advisers," the following information is hereby added:

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Large Cap Index Fund as set forth in an investment sub-advisory agreement between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index Fund. The following information relates to the period ended May 31, 2005.

The compensation of SSgA FM's investment professionals is based on a number of factors. The first factor considered is what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus and long term incentives (i.e., equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment to determine the overall level of its incentive compensation pool. Once determined, this pool is allocated to the various locations and departments of SSgA and SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone's compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.

Ownership of Fund Shares. As of the end of the Large Cap Index Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Index Fund.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Index Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jim May	4	$51,200,000,000	3	$87,400,000,000	14	$25,500,000,000
Michael Feehily	2	$7,200,000,000	5	$16,600,000,000	12	$9,500,000,000

Conflicts of Interests. When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA FM has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE